                        SEMIANNUAL REPORT / APRIL 30 2001

                            AIM GLOBAL RESOURCES FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                        OLIVE TREES: YELLOW SKY WITH SUN

                              BY VINCENT VAN GOGH

          PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S RESOURCES FOR OUR

         SURVIVAL AND WELL-BEING. FROM OLIVE TREES TO OIL FIELDS, PINE

        FORESTS TO URANIUM MINES, THE WORLD'S RICHES ARE BEING EXPLORED

         AND DEVELOPED AS NEVER BEFORE. NOW TRADING IN A GLOBAL MARKET,

           NATURAL RESOURCES FROM EVERY PART OF THE WORLD CONTINUE TO

            SUPPLY US WITH THE BUILDING BLOCKS OF MODERN SOCIETIES.

                     -------------------------------------

AIM Global Resources Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that own, explore for or develop natural resources, or that supply goods and services to such companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Resources Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not waived fees and expenses, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to the returns as of 4/30/01 on page 2, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, inception (5/31/94), 2.10%; five years, -2.11%; one year, -3.69%.
    Class B shares, inception (5/31/94), 2.32%; five years, -1.99%; one year, -4.35%. Class C shares, inception (3/1/99), 10.97%; one year, -0.27%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when its asset base was relatively small. With a larger asset base, there is no guarantee that the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                     Dear Fellow Shareholder:

                     The six months ended April 30, 2001, the period covered by
[PHOTO OF            this report, were among the most difficult we have seen in
ROBERT H.            equity markets in years. Major indexes, both foreign and
GRAHAM]              domestic, posted negative returns, with the technology
                     sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                         What's the lesson? Well, just as the dot-com disaster
                     taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                         During the long bull market, which ran from 1982 until
                     last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHM

Robert H. Graham
Chairman


                            AIM GLOBAL RESOURCES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

REFOCUSED FUND PROVIDES STRONG RETURNS DESPITE SLOWING ECONOMY

HOW DID AIM GLOBAL RESOURCES FUND PERFORM DURING THE REPORTING PERIOD?
Fund performance was enhanced by our decision to focus the fund more on energy-related stocks. For the six-month reporting period ended April 30, 2001, the fund's Class A, Class B and Class C shares returned 13.58%, 13.22% and 13.30%, respectively. These returns were at net asset value--that is, excluding sales charges. The fund's benchmark, the MSCI AC World Index, returned -10.41% during the same period. Bear in mind that the MSCI AC World Index is not a natural-resources index.
    During the six-month reporting period, total net assets under management rose from $26.8 million to $31.4 million.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? The last six months have taught many new investors an important lesson: the stock market sometimes declines. During the fourth quarter of 2000 and the first quarter of 2001, the booming stock market of the 1990s was humbled. Investors avoided growth stocks generally and technology stocks in particular, and many energy-related stocks served as safe havens during this time of market volatility.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns.
    Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.

WHAT HAVE BEEN THE RECENT TRENDS IN THE ENERGY SECTOR?
OPEC cut oil production targets twice in 2001, reducing output by 2.5 million barrels per day. Unlike previous years in which oil prices rose and fell dramatically, international oil prices remained within OPEC's $22-$28 per-barrel target range during the reporting period.
    Natural-gas prices have declined somewhat from the highs they reached in 2000, but they remain strong. Gasoline prices have topped $2 per gallon in some Midwestern and West Coast cities. Tight supplies and higher prices resulted in a string of better-than-expected earnings reports by oil, natural-gas and electric-utility companies.
    Energy news also was dominated by the power crisis in California, where a botched electricity deregulation scheme has led to rolling blackouts, sharply higher electric rates and a bankruptcy filing by one of the state's two largest electric utilities. The state has been hurt by a lingering drought that has cut generating capacity as well as by its failure to build a single new power generating plant in more than a decade.

HOW DID YOU MANAGE THE FUND DURING THE LAST SIX MONTHS--AND WHY?
We're focused on five key areas: oil, natural gas, independent power producers, oil services and power technology. We like energy-related stocks that benefit from supply constraints--constraints that could allow energy companies to profit even in a slowing economy. Further, we believe that the new administration in Washington may be more willing to allow the energy industry to explore for and develop new domestic energy sources to meet the nation's energy needs.

FUND VS. INDEX
For the six months ended 4/30/01, excluding sales charges

================================================================================
FUND CLASS A SHARES                     13.58%

FUND CLASS B SHARES                     13.22%

FUND CLASS C SHARES                     13.30%

MSCI AC WORLD INDEX                    -10.41%

Past performance cannot guarantee comparable future results.

================================================================================

                      -------------------------------------

                        WE'RE FOCUSED ON FIVE KEY AREAS:

                       OIL, NATURAL GAS, INDEPENDENT POWER

                           PRODUCERS, OIL SERVICES AND

                                POWER TECHNOLOGY.

                      -------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (5/31/94)                    3.28%
  5 Years                               -2.10
  1 Year                                 8.86*
  *14.33% excluding sales charges

CLASS B SHARES
  Inception (5/31/94)                    3.49%
  5 Years                               -1.98
  1 Year                                 8.79*
  *13.79% excluding CDSC

CLASS C SHARES
  Inception (3/1/99)                    14.72%
  1 Year                                12.87*
  *13.87% excluding CDSC

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

          See important fund and index disclosures inside front cover.

                            AIM GLOBAL RESOURCES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==============================================================================================================
TOP 10 HOLDINGS                                             TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------
 1. BP Prudhoe Bay Royalty Trust            4.79%           1. Oil & Gas (Exploration                 26.91%
                                                               & Production)
 2. Talisman Energy Inc. (Canada)           4.55
                                                            2. Oil & Gas (Drilling & Equipment)       14.46
 3. Capstone Turbine Corp.                  3.22
                                                            3. Electric Companies                      8.49
 4. BJ Services Co.                         3.17
                                                            4. Natural Gas                             8.02
 5. FuelCell Energy, Inc.                   3.12
                                                            5. Electrical Equipment                    6.50
 6. Compton Petroleum Corp.                 3.00
    (Canada)                                                6. Oil (International Integrated)          6.12

 7. Zargon Oil & Gas Ltd. (Canada)          2.97            7. Power Producers (Independent)           5.48

 8. Dynegy Inc. - Class A                   2.79            8. Metals Mining                           3.16

 9. Exxon Mobil Corp.                       2.51            9. Oil (Domestic Integrated)               3.15

10. Allegheny Energy, Inc.                  2.23           10. Chemicals (Specialty)                   1.90

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===============================================================================================================

The fund is largely invested in:

o OIL COMPANIES. One of the fund's largest holdings is Exxon Mobil. The newly combined firm has substantial cost synergies, and even in a weak energy market it can use cost-cutting to achieve higher earnings per share. In addition to the large integrated oil companies, we own exploration and development companies such as Talisman Energy.
o NATURAL-GAS STOCKS. Natural gas is increasingly difficult and expensive to find. The easiest way to find new reserves is to buy a competitor--and we're seeing increasing consolidation within the industry. We think that natural-gas prices will remain firm this summer as warm temperatures affect electricity demand. Of the swing capacity that comes online to meet peak demand, the vast majority is natural-gas-fired. Among the names we like here is Anderson Exploration, a Canadian firm.
o INDEPENDENT AND UNREGULATED POWER PRODUCERS. These producers sell power across jurisdictions to meet shortfalls in the grid. Major names here include Dynegy, Calpine and Enron; California is the largest (but not the only) opportunity for these companies. These stocks historically have been quite volatile, and every time a state official proposes a windfall-profits tax for out-of-state generators, some investors worry. The fact is that these merchant power producers may be California's best hope for surviving the current electricity shortage, and California's political and industry leaders realize that.
o OIL-SERVICES STOCKS. Examples include BJ Services and Pride International--companies hired by major oil and gas producers to drill wells and provide other onsite services. The average size of new discoveries has consistently declined; therefore, new discoveries don't last as long as previous finds. As a result, more wells must be drilled and serviced merely to maintain current levels of production.
o POWER TECHNOLOGY COMPANIES. Capstone Turbine, FuelCell Energy and other power-technology companies provide reliable, uninterruptible low-cost power to industry. Unexpected electricity outages are a greater problem for industry than are rising electricity rates, since outages cause costly production disruptions. We have exposure to companies in the energy-storage, backup-power generation and uninterruptible power services industries.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of the reporting period, the Fed remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the type of medicine the stock market seems to require.
   Key economic indicators also were encouraging; energy prices as a whole remained firm, but inflation continued to be subdued. Unemployment--despite some recently announced high-profile layoffs--was low by historical standards. As the reporting period ended, the Bush administration prepared to unveil its national energy policy and California officials continued to grapple with their state's energy crisis. We, like you, wait to see how that policy fares in Congress and how and when that crisis is resolved in California.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

WILL YOU HAVE ENOUGH FOR RETIREMENT?

Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                  [PIE CHART]

================================================================================
SOCIAL SECURITY AND PENSIONS       43%

PERSONAL SAVINGS                   57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics

================================================================================

                                    [PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
          YEARS TO                       MONTHLY SAVINGS
CURRENT  SAVE UNTIL      RETIREMENT         NEEDED TO
  AGE    RETIREMENT     SAVINGS GOAL       REACH GOAL
--------------------------------------------------------------------------------
  25        40         $1,000,000            $85
  35        30         $1,000,000            $284
  45        20         $1,000,000            $1,001
  55        10         $1,000,000            $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.

================================================================================

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

    Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                       AMOUNT                   SHARE                   SHARES
MONTH                 INVESTED                  PRICE                  PURCHASED
--------------------------------------------------------------------------------
JANUARY                 $200                     $24                      8.333
FEBRUARY                $200                     $20                     10.000
MARCH                   $200                     $14                     14.286
APRIL                   $200                     $18                     11.111
MAY                     $200                     $22                      9.091
JUNE                    $200                     $24                      8.333
SIX-MONTH TOTAL       $1,200                    $122                     61.154

Average price per share: $122 divided by 6 equals $20.33;
Average cost to you per share: $1,200 divided by 61.154 equals $19.62

================================================================================

                            AIM GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS-55.92%

ELECTRIC COMPANIES-8.49%

Allegheny Energy, Inc.                   13,700   $   700,892
-------------------------------------------------------------
Mirant Corp.(a)                           6,200       252,960
-------------------------------------------------------------
Orion Power Holdings, Inc.(a)             5,100       164,220
-------------------------------------------------------------
PPL Corp.                                 5,300       291,500
-------------------------------------------------------------
Reliant Energy, Inc.                     13,000       644,150
-------------------------------------------------------------
UtiliCorp United Inc.                    17,200       607,160
=============================================================
                                                    2,660,882
=============================================================

ELECTRICAL EQUIPMENT-6.34%

Capstone Turbine Corp.(a)                34,500     1,010,850
-------------------------------------------------------------
FuelCell Energy, Inc.(a)                 14,200       978,380
=============================================================
                                                    1,989,230
=============================================================

ENGINEERING & CONSTRUCTION-0.81%

Quanta Services, Inc.(a)                  9,900       254,331
=============================================================

METALS MINING-3.16%

Alliance Resource Partners, L.P.         25,200       580,608
-------------------------------------------------------------
Arch Coal, Inc.                          13,200       408,540
=============================================================
                                                      989,148
=============================================================

NATURAL GAS-8.02%

Dynegy Inc.-Class A                      15,100       873,535
-------------------------------------------------------------
El Paso Corp.                             8,000       550,400
-------------------------------------------------------------
Enron Corp.                               8,400       526,848
-------------------------------------------------------------
Equitable Resources, Inc.                 2,100       168,000
-------------------------------------------------------------
NewPower Holdings, Inc.(a)               46,200       397,320
=============================================================
                                                    2,516,103
=============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-11.37%

BJ Services Co.(a)                       12,100       995,225
-------------------------------------------------------------
Nabors Industries, Inc.(a)               10,000       596,200
-------------------------------------------------------------
Oceaneering International, Inc.(a)        6,200       147,560
-------------------------------------------------------------
Pride International, Inc.(a)             24,600       655,098
-------------------------------------------------------------
Transocean Sedco Forex Inc.              10,100       548,228
-------------------------------------------------------------
Weatherford International, Inc.(a)       10,700       623,061
=============================================================
                                                    3,565,372
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-11.31%

Anadarko Petroleum Corp.                  8,300       536,346
-------------------------------------------------------------
Apache Corp.                             10,900       697,164
-------------------------------------------------------------
BP Prudhoe Bay Royalty Trust            100,000     1,503,000
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Cross Timbers Oil Co.                     9,500   $   257,925
-------------------------------------------------------------
EOG Resources, Inc.                      11,900       552,041
=============================================================
                                                    3,546,476
=============================================================

OIL (INTERNATIONAL INTEGRATED)-4.36%

Chevron Corp.                             6,000       579,360
-------------------------------------------------------------
Exxon Mobil Corp.                         8,900       788,540
=============================================================
                                                    1,367,900
=============================================================

POWER PRODUCERS (INDEPENDENT)-2.06%

Calpine Corp.(a)                         11,352       646,950
=============================================================
    Total Domestic Common Stocks
      (Cost $14,206,648)                           17,536,392
=============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-33.64%

CANADA-26.09%

Alberta Energy Co. Ltd. (Oil &
  Gas-Exploration & Production)           9,200       452,557
-------------------------------------------------------------
Alcan Aluminum Ltd. (Aluminum)           13,300       591,890
-------------------------------------------------------------
Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           30,000       683,660
-------------------------------------------------------------
ARC Energy Trust (Oil &
  Gas-Exploration & Production)          72,768       612,619
-------------------------------------------------------------
Compton Petroleum Corp. (Oil &
  Gas-Exploration & Production)(a)      245,200       941,941
-------------------------------------------------------------
Fuel Cell Technologies Corp.
  (Electrical Equipment)(a)              66,400        48,421
-------------------------------------------------------------
Gulf Canada Resources Ltd.
  (Oil-International Integrated)(a)      96,000       550,054
-------------------------------------------------------------
Petro-Canada (Oil-Domestic
  Integrated)                            11,000       304,392
-------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)           16,100       678,446
-------------------------------------------------------------
Richland Petroleum Corp. (Oil &
  Gas-Exploration & Production)(a)       91,900       305,167
-------------------------------------------------------------
Stuart Energy Systems Corp. (Power
  Producers- Independent)(a)            100,000       432,985
-------------------------------------------------------------
Talisman Energy Inc. (Oil &
  Gas-Exploration & Production)(a)       35,000     1,426,572
-------------------------------------------------------------
Ventus Energy Ltd. (Oil &
  Gas-Exploration & Production)(a)       31,200       222,444
-------------------------------------------------------------
Zargon Oil & Gas Ltd. (Oil &
  Gas-Exploration & Production)(a)      213,600       931,810
=============================================================
                                                    8,182,958
=============================================================

                                                    MARKET
                                        SHARES       VALUE
DENMARK-1.70%

Vestas Wind Systems A.S.
  (Manufacturing- Specialized)           11,400   $   532,391
=============================================================

FRANCE-2.83%

Bouygues Offshore S.A.-ADR (Oil &
  Gas-Drilling & Equipment)              11,700       290,160
-------------------------------------------------------------
L'Air Liquide S.A.
  (Chemicals-Specialty)(a)                3,960       596,661
=============================================================
                                                      886,821
=============================================================

IRELAND-0.99%

Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         16,500       309,375
=============================================================

UNITED KINGDOM-2.03%

Innogy Holdings PLC (Power Producers-
  Independent)(a)                       216,400       638,557
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $9,725,577)                                  10,550,102
=============================================================

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
MONEY MARKET FUNDS-5.11%

STIC Liquid Assets Portfolio(b)        $801,632    $   801,632
--------------------------------------------------------------
STIC Prime Portfolio(b)                 801,632        801,632
==============================================================
    Total Money Market Funds (Cost
      $1,603,264)                                    1,603,264
==============================================================
TOTAL INVESTMENTS-94.67% (Cost
  $25,535,489)                                      29,689,758
==============================================================
OTHER ASSETS LESS LIABILITIES-5.33%                  1,671,936
==============================================================
NET ASSETS-100.00%                                 $31,361,694
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $25,535,489)*                               $29,689,758
---------------------------------------------------------
Foreign currencies, at value (cost $24,438)        24,527
---------------------------------------------------------
Receivables for:
  Investments sold                              2,562,867
---------------------------------------------------------
  Fund shares sold                                961,346
---------------------------------------------------------
  Dividends                                        35,831
---------------------------------------------------------
Collateral for securities loaned                  685,761
---------------------------------------------------------
Other assets                                       17,918
=========================================================
    Total assets                               33,978,008
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                         1,631,849
---------------------------------------------------------
  Fund shares reacquired                          234,053
---------------------------------------------------------
  Collateral upon return of securities
    loaned                                        685,761
---------------------------------------------------------
Accrued advisory fees                               1,383
---------------------------------------------------------
Accrued administrative services fees                4,041
---------------------------------------------------------
Accrued distribution fees                          19,086
---------------------------------------------------------
Accrued trustees' fees                                895
---------------------------------------------------------
Accrued transfer agent fees                        10,826
---------------------------------------------------------
Accrued operating expenses                         28,420
=========================================================
    Total liabilities                           2,616,314
=========================================================
Net assets applicable to shares outstanding   $31,361,694
_________________________________________________________
=========================================================

NET ASSETS:

Class A                                       $14,654,369
_________________________________________________________
=========================================================
Class B                                       $15,735,699
_________________________________________________________
=========================================================
Class C                                       $   971,626
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         1,055,937
_________________________________________________________
=========================================================
Class B                                         1,169,773
_________________________________________________________
=========================================================
Class C                                            72,180
_________________________________________________________
=========================================================
Class A:
  Net asset value per share                   $     13.88
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.88 divided by
       95.25%)                                $     14.57
_________________________________________________________
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     13.45
_________________________________________________________
=========================================================
Class C:
  Net asset value and offering price per
    share                                     $     13.46
_________________________________________________________
=========================================================

* At April 30, 2001, securities with an aggregate market value of $672,315 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $9,675)                                         $  267,513
------------------------------------------------------------
Dividends from affiliated money market funds          31,764
------------------------------------------------------------
Interest                                                 310
------------------------------------------------------------
Security lending income                                3,300
============================================================
    Total investment income                          302,887
============================================================

EXPENSES:

Advisory fees                                        127,044
------------------------------------------------------------
Administrative services fees                          24,863
------------------------------------------------------------
Custodian fees                                         8,857
------------------------------------------------------------
Distribution fees -- Class A                          31,022
------------------------------------------------------------
Distribution fees -- Class B                          67,034
------------------------------------------------------------
Distribution fees -- Class C                           2,878
------------------------------------------------------------
Transfer agent fees                                   66,066
------------------------------------------------------------
Professional fees                                     29,060
------------------------------------------------------------
Trustees' fees                                         5,696
------------------------------------------------------------
Other                                                 30,081
============================================================
    Total expenses                                   392,601
============================================================
Less: Fees waived                                    (94,638)
------------------------------------------------------------
    Expenses paid indirectly                            (348)
============================================================
    Net expenses                                     297,615
============================================================
Net investment income                                  5,272
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              793,440
------------------------------------------------------------
  Foreign currencies                                 (14,607)
============================================================
                                                     778,833
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            2,603,279
------------------------------------------------------------
  Foreign currencies                                  (6,860)
============================================================
                                                   2,596,419
============================================================
Net gain from investment securities and foreign
  currencies                                       3,375,252
============================================================
Net increase in net assets resulting from
  operations                                      $3,380,524
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $     5,272    $   (28,282)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            778,833       (439,831)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,596,419        603,048
========================================================================================
    Net increase in net assets resulting from operations        3,380,524        134,935
========================================================================================
Share transactions-net:
  Class A                                                         470,757     (3,338,400)
----------------------------------------------------------------------------------------
  Class B                                                         274,741     (6,401,000)
----------------------------------------------------------------------------------------
  Class C                                                         435,577        428,516
----------------------------------------------------------------------------------------
  Advisor Class*                                                       --        (22,444)
========================================================================================
    Net increase (decrease) in net assets                       4,561,599     (9,198,393)
========================================================================================

NET ASSETS:

  Beginning of period                                          26,800,095     35,998,488
========================================================================================
  End of period                                               $31,361,694    $26,800,095
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $50,032,166    $48,851,091
----------------------------------------------------------------------------------------
  Undistributed net investment income                               5,272              0
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                         (22,822,232)   (23,601,065)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          4,146,488      1,550,069
========================================================================================
                                                              $31,361,694    $26,800,095
________________________________________________________________________________________
========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Resources Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 2001, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $23,578,846 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding

$1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the six months ended April 30, 2001, AIM waived fees of $94,638.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the six months ended April 30, 2001, AIM was paid $24,863 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $43,674 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $31,022, $67,034 and $2,878, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,222 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $1,504 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $298 and reductions in custodian fees of $50 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $348.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $672,315 were on loan to brokers. The loans were secured by cash collateral of $685,761 received by the Portfolio and invested in affiliated money market funds as follows: $342,881 in STIC Liquid Assets Portfolio and $342,880 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Portfolio received fees of $3,300 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 2001 was $23,360,365 and $24,312,620, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities          $ 5,202,049
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (1,047,780)
===============================================================================
Net unrealized appreciation of investment securities                $ 4,154,269
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                  APRIL 30, 2001            OCTOBER 31, 2000
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold:
  Class A                                                      360,232    $ 4,681,235     434,021    $ 5,508,796
----------------------------------------------------------------------------------------------------------------
  Class B                                                      193,514      2,420,928     255,733      3,154,314
----------------------------------------------------------------------------------------------------------------
  Class C                                                       61,186        763,212      77,757        964,884
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --       1,495        269,584
================================================================================================================
Conversion of Advisor Class shares to Class A shares**:
  Class A                                                           --             --      16,352        194,590
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --     (16,069)      (194,590)
================================================================================================================
Reacquired:
  Class A                                                     (338,194)    (4,210,478)   (708,505)    (9,041,786)
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (178,204)    (2,146,187)   (792,579)    (9,555,314)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (27,138)      (327,635)    (43,052)      (536,368)
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --      (7,719)       (97,438)
================================================================================================================
                                                                71,396    $ 1,181,075    (782,566)   $(9,333,328)
________________________________________________________________________________________________________________
================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ---------------------------------------------------
                                                                 2001       2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 12.22      $ 12.12    $ 10.95    $ 20.65    $ 17.43    $ 11.44
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.02         0.02       0.02      (0.11)     (0.25)     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.64         0.08       1.15      (8.91)      4.08       6.28
===============================================================================================================================
    Total from investment operations                              1.66         0.10       1.17      (9.02)      3.83       6.04
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --           --         --      (0.19)        --      (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --           --         --      (0.49)     (0.61)     (0.01)
===============================================================================================================================
    Total distributions                                             --           --         --      (0.68)     (0.61)     (0.05)
===============================================================================================================================
Net asset value, end of period                                 $ 13.88      $ 12.22    $ 12.12    $ 10.95    $ 20.65    $ 17.43
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  13.58%        0.74%     10.68%    (45.02)%    22.64%     53.04%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $14,654      $12,638    $15,664    $19,463    $69,975    $48,729
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(c)     2.00%      2.00%      1.98%      2.03%      2.20%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.71%(c)     2.80%      2.30%      2.29%      2.13%      2.30%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.30%(c)     0.18%      0.19%     (0.75)%    (1.41)%    (1.55)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             91%         105%       123%       201%       321%        94%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $12,511,538.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ---------------------------------------------------
                                                                 2001       2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 11.88      $ 11.84    $ 10.75    $ 20.37    $ 17.29    $ 11.36
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)       (0.04)     (0.04)     (0.18)     (0.33)     (0.31)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.58         0.08       1.13      (8.76)      4.02       6.25
===============================================================================================================================
    Total from investment operations                              1.57         0.04       1.09      (8.94)      3.69       5.94
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --           --         --      (0.19)        --         --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --           --         --      (0.49)     (0.61)     (0.01)
===============================================================================================================================
    Total distributions                                             --           --         --      (0.68)     (0.61)     (0.01)
===============================================================================================================================
Net asset value, end of period                                 $ 13.45      $ 11.88    $ 11.84    $ 10.75    $ 20.37    $ 17.29
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  13.22%        0.34%     10.14%    (45.25)%    21.99%     52.39%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $15,736      $13,710    $20,019    $28,996    $86,812    $57,749
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)     2.50%      2.50%      2.48%      2.53%      2.70%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.21%(c)     3.30%      2.80%      2.79%      2.63%      2.80%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.20)%(c)   (0.32)%    (0.31)%    (1.25)%    (1.91)%    (2.05)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             91%         105%       123%       201%       321%        94%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,517,939.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                              SIX MONTHS                       MARCH 1, 1999
                                                                ENDED       YEAR ENDED     (DATE SALES COMMENCED)
                                                              APRIL 30,     OCTOBER 31,        TO OCTOBER 31,
                                                                 2001         2000(a)             1999(a)
                                                              ----------    -----------    ----------------------
Net asset value, beginning of period                            $11.88        $11.84               $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)        (0.04)               (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.59          0.08                 1.87
=================================================================================================================
    Total from investment operations                              1.58          0.04                 1.84
=================================================================================================================
Net asset value, end of period                                  $13.46        $11.88               $11.84
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                  13.30%         0.34%               18.40%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  972        $  453               $   41
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)      2.50%                2.50%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.21%(c)      3.30%                2.80%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.20)%(c)    (0.32)%              (0.31)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             91%          105%                 123%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $580,414.
(d) Annualized.

NOTE 9-SUBSEQUENT EVENT

At a meeting held on June 12, 2001, the Board of Trustees voted to request shareholders to approve certain proposals relating to the restructuring of the Fund.
  The Board approved a restructuring of the Fund which will eliminate the Fund's current master-feeder structure and cause the Fund to redeem its interest in the Global Resources Portfolio (the "Portfolio").
  The Board of Trustees has also approved certain changes to the Fund's investment strategies. Effective on or about September 1, 2001, the Fund will focus its investments in securities of issuers in the energy sector. The energy sector is comprised of companies that develop, produce, provide, operate, own or distribute products or services relating to energy. In connection with the proposed changes to reflect the focus in the energy sector, the Board has approved a change to the name of the Fund to "AIM Global Energy Fund."

BOARD OF TRUSTEES                                 OFFICERS                                 OFFICE OF THE FUND
C. Derek Anderson                                 Robert H. Graham                         11 Greenway Plaza
Senior Managing Partner,                          Chairman and President                   Suite 100
Plantagenet Capital                                                                        Houston, TX 77046
Management, LLC (an investment                    Dana R. Sutton
partnership); Chief Executive Officer,            Vice President and Treasurer             INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                      Melville B. Cox                          A I M Advisors, Inc.
                                                  Vice President                           11 Greenway Plaza
Frank S. Bayley                                                                            Suite 100
Partner, law firm of                              Gary T. Crum                             Houston, TX 77046
Baker & McKenzie                                  Vice President
                                                                                           TRANSFER AGENT
Robert H. Graham                                  Carol F. Relihan
President and Chief Executive Officer,            Vice President and Secretary             A I M Fund Services, Inc.
A I M Management Group Inc.                                                                P.O. Box 4739
                                                  Mary J. Benson                           Houston, TX 77210-4739
Ruth H. Quigley                                   Assistant Vice President and
Private Investor                                  Assistant Treasurer                      CUSTODIAN

                                                  Sheri Steward Morris                     State Street Bank and Trust Company
                                                  Assistant Vice President and             225 Franklin Street
                                                  Assistant Treasurer                      Boston, MA 02110

                                                  Juan E. Cabrera, Jr.                     COUNSEL TO THE FUND
                                                  Assistant Secretary
                                                                                           Kirkpatrick & Lockhart LLP
                                                  Jim A. Coppedge                          1800 Massachusetts Avenue, N.W.
                                                  Assistant Secretary                      Washington, D.C. 20036-1800

                                                  Renee A. Friedli                         COUNSEL TO THE TRUSTEES
                                                  Assistant Secretary
                                                                                           Paul, Hastings, Janofsky & Walker LLP
                                                  P. Michelle Grace                        Twenty Third Floor
                                                  Assistant Secretary                      555 South Flower Street
                                                                                           Los Angeles, CA 90071
                                                  John H. Lively
                                                  Assistant Secretary                      DISTRIBUTOR

                                                  Nancy L. Martin                          A I M Distributors, Inc.
                                                  Secretary                                11 Greenway Plaza
                                                                                           Suite 100
                                                  Ofelia M. Mayo                           Houston, TX 77046
                                                  Assistant Secretary

                                                  Lisa Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary


THE AIM FUNDS RISK SPECTRUM

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                              ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                            YOUR RISK TOLERANCE AND

                               YOUR TIME HORIZON.

                     -------------------------------------

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
       MORE AGGRESSIVE                            MORE AGGRESSIVE                  leadership in the mutual fund industry since
                                                                                   1976 and managed approximately $154 billion
AIM Small Cap Opportunities(1)      AIM Latin American Growth                      in assets for nine million shareholders,
AIM Mid Cap Opportunities(1)        AIM Developing Markets                         including individual investors, corporate
AIM Large Cap Opportunities(2)      AIM European Small Company                     clients and financial institutions, as of
AIM Emerging Growth                 AIM Asian Growth                               March 31, 2001.
AIM Small Cap Growth(1)             AIM Japan Growth                                   The AIM Family of Funds--Registered
AIM Aggressive Growth               AIM International Emerging Growth              Trademark-- is distributed nationwide, and
AIM Mid Cap Growth                  AIM European Development                       AIM today is the eighth-largest mutual fund
AIM Small Cap Equity                AIM Euroland Growth                            complex in the United States in assets under
AIM Capital Development             AIM Global Aggressive Growth                   management, according to Strategic Insight,
AIM Constellation                   AIM International Equity                       an independent mutual fund monitor. AIM is a
AIM Dent Demographic Trends         AIM Advisor International Value                subsidiary of AMVESCAP PLC, one of the
AIM Select Growth                   AIM Worldwide Spectrum                         world's largest independent financial
AIM Large Cap Growth                AIM Global Trends                              services companies with $370 billion in
AIM Weingarten                      AIM Global Growth                              assets under management as of March 31, 2001.
AIM Mid Cap Equity
AIM Value II                                     MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                        AIM New Technology
AIM Advisor Flex                    AIM Global Telecommunications and Technology
                                    AIM Global Infrastructure
      MORE CONSERVATIVE             AIM Global Resources
                                    AIM Global Financial Services
                                    AIM Global Health Care
                                    AIM Global Consumer Products and Services
                                    AIM Advisor Real Estate
                                    AIM Global Utilities

                                                 MORE CONSERVATIVE

                                    FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS
       MORE AGGRESSIVE
                                                  MORE AGGRESSIVE
AIM Strategic Income
AIM High Yield II                   AIM High Income Municipal
AIM High Yield                      AIM Tax-Exempt Bond of Connecticut
AIM Income                          AIM Municipal Bond
AIM Global Income                   AIM Tax-Free Intermediate
AIM Floating Rate                   AIM Tax-Exempt Cash
AIM Intermediate Government
AIM Limited Maturity Treasury                    MORE CONSERVATIVE
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GRS-SAR1

A I M Distributors, Inc.